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                                  OMNICELL.COM

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

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                                  OMNICELL.COM

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


         THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the 20th day of January, 2000, by and among OMNICELL.COM, a California corporation (the "Company") the holders of Series A through J Preferred Stock set forth on Exhibit A (the "Prior Holders") and the purchasers of Series K Preferred Stock (the "Purchasers") listed on Exhibit B hereto. The Prior Holders and the Purchasers are collectively referred to hereinafter as the "Investors" and each individually as an "Investor."

                                    RECITALS

         WHEREAS, the Company and the Prior Holders are parties to the Series A Preferred Subscription Agreements entered into on or around October 1992, the Series B Preferred Subscription Agreements entered into on or around May 1993, the Series C Preferred Stock Purchase Agreement dated May 14, 1993, the Series D Preferred Stock Purchase Agreement dated October 25, 1993, the Series E Preferred Stock Purchase Agreement dated December 22, 1993, the Series F Preferred Stock Purchase Agreement dated June 8, 1994, the Series G Preferred issued in May through July 1995, and the Series H Preferred Stock Agreement dated September 18, 1995 (collectively, the "Prior Agreements") pursuant to which the Company granted the Prior Holders certain participation, registration and information rights.

         WHEREAS, the Purchasers are purchasing shares of the Company's Series K Preferred Stock (the "Series K Preferred") pursuant to that certain Series K Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith; (the "Financing").

         WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;

         WHEREAS, the Company and the Prior Holders intend that this Agreement shall supercede the portion of the Prior Agreements related to participation, registration and information rights, all the Prior Holders shall be deemed to be parties to this Agreement and that the Prior Agreements shall terminate upon the Closing of the Financing; and

         WHEREAS, in connection with the consummation of the Financing, the parties desire to enter into this Agreement in order to grant registration, information rights and other rights to the Holders and Investors as set forth below.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

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SECTION 1. GENERAL.

         1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Conversion Stock" means the Common Stock issued or issuable pursuant to conversion of the Company's outstanding Series A Preferred issued pursuant to the Subscription Agreements on or around October 1992, Series B Preferred issued pursuant to the Subscription Agreements on or around May 1993, Series C Preferred issued pursuant to the Series C Preferred Stock Purchase Agreement dated May 14, 1993, Series D Preferred issued pursuant to the Series D Preferred Stock Purchase Agreement dated October 25, 1993, Series E Preferred issued pursuant to the Series E Preferred Stock Purchase Agreement dated December 22, 1993, the Series F Preferred issued pursuant to the Series F Preferred Stock Purchase Agreement dated June 8, 1994, the Series G Preferred issued in May through July 1995, the Series H Preferred issued pursuant to the Series H Preferred Stock Agreement dated September 18, 1995, the Series J Preferred issued upon the conversion of the Series I Preferred issued pursuant to the Series I Preferred Stock Agreement dated June 7, 1996 and the Series K Preferred issued pursuant to the Purchase Agreement.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  "Holder" means any Investor holding Registrable Securities and purchasers of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, Series G Preferred, or Series H Preferred (who for purposes of Section 2 of this Agreement, shall be included in the definition of "Investor") and any persons holding Registrable Securities to whom the rights under Section 2 have been transferred in accordance with Section 2.12 hereof.

                  "Initial Offering" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

                  "Initiating Holders" shall mean any Holders who in the aggregate are Holders of at least 40% of the Registrable Securities.

                  "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  "Registrable Securities" means (a) Conversion Stock; and
(b) any Common Stock of the Company issued or issuable in respect of the Conversion Stock or other securities issued

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or issuable pursuant to the conversion of the Series A Preferred, Series B
Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred, Series G Preferred, Series H Preferred, Series J Preferred and Series K Preferred upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to such securities; provided however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or (ii) transferred without concurrent transfer of registration rights pursuant to
Section 2.12. "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

                  "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.4, 2.5 and 2.6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed twenty-five thousand dollars ($25,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 2.2 hereof.

                   "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

                  "Shares" shall mean the Company's Preferred Stock held by the Holders listed on Exhibit A hereto and their permitted assigns.


SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

         2.1 RESTRICTIONS ON TRANSFERABILITY. The Shares and the Conversion Stock shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 2, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Investor will cause any proposed purchaser, assignee, transferee, or pledgee of the Shares or the Conversion Stock held by an Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

         2.2 RESTRICTIVE LEGEND. Each certificate representing (i) the Shares,
(ii) the Conversion Stock and (iii) any other securities issued in respect of the Shares or the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or

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otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH SALE OR TRANSFER COMPLIES WITH THE PROVISIONS OF RULE 144 UNDER THE ACT IN THE OPINION OF COUNSEL TO THE COMPANY OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

         Each Purchaser and Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Shares or the Common Stock in order to implement the restrictions on transfer established in this Section 2.

         Any legend endorsed on a certificate as described above shall be removed and the Company shall issue a certificate without such legend to the holder of such security if such security is registered under the Securities Act or if a notification under Regulation A of the Securities Act is in effect with respect thereto, or if such security may be sold under Rule 144(k) of the Commission under the Securities Act.

         2.3 NOTICE OF PROPOSED TRANSFERS. The Holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 2.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied (except in the case of (i) a transfer not involving a change in beneficial ownership, (ii) a transfer which complies with the provisions of Rule 144 under the Securities Act in the opinion of counsel to the Company, (iii) a transaction involving the distribution of Restricted Securities by any Holder to any of its partners, retired partners, or to the estate of any of its partners or retired partners, or to such Holder's spouse, siblings, spouse of such siblings, ancestors and descendants and any trust established solely for such Holder's benefit or for the benefit of such Holder's spouse, siblings, ancestors and/or descendants, or to such Holder's "affiliates", as defined under the Securities Act), at such Holder's expense, by either (i) a written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect proposed that

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the transfer of the Restricted Securities may be effected without registration under the Securities Act or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 2.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such Holder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

         2.4 REQUESTED REGISTRATION.

                  (a) REQUEST FOR REGISTRATION. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to such Initiating Holders' Registrable Securities where the reasonably anticipated aggregate offering price to the public, net of underwriting discounts and commissions, would exceed $5,000,000, the Company shall:

                           (i) promptly give written notice of the proposed
registration, qualification or compliance to all other Holders; and

                           (ii) as soon as practicable, use its best efforts to
effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company;

         Provided, however, that the Company shall not be obligated to file a registration statement to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                                    (A) In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                    (B) Starting on a date sixty (60) days prior
to and ending on a date four months immediately following the effective date of any registration statement pertaining to the securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

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                                    (C) After (i) the Company has effected two
such registrations pursuant to this Section 8.5 (provided such Holders are able to register at least 90% of the shares of Registrable Securities for which they requested registration) and (ii) each such registration has been declared or ordered effective; or

                                    (D) If the Company shall furnish to such
Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 2.4 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Initiating Holders.

Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

                  (b) UNDERWRITING. In the event that the Initiating Holders specify that a registration pursuant to Section 2.4 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to Section 2.4(a)(i). In such event, the right of any Holder to registration pursuant to Section 2.4 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this
Section 2.4, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter of nationally recognized standing selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 2.4, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities who have elected to participate in such offering and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

         If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 120 days after the effective date of such registration, or such other shorter period of time as the underwriters may permit. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation then imposed by the underwriters), then the Company shall offer to all Holders, if any, whose shares have been

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excluded from the registration by the terms of this paragraph, the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 2.4(b) up to the limitation then imposed by the Underwriters.

         2.5 COMPANY REGISTRATION.

                  (a) NOTICE OF REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Commission Rule 145 transaction or (iii) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of convertible debt securities which are also being registered, the Company will:

                           (i) promptly give to each Holder written notice
thereof; and

                           (ii) include in such registration (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 30 days after receipt of such written notice from the Company, by any Holder.

                  (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.5(a)(i). In such event the right of any Holder to registration pursuant to Section 2.5 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein.

                           All Holders  proposing to distribute their securities
through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. If the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all Registrable Securities from such registration and underwriting and then the Company shall so advise all Holders of Registrable Securities who have elected to participate in such offering and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement but the foregoing shall not be interpreted to require any cutback in the number of shares to be sold by the Company in such an offering. Notwithstanding the above, in the event of an offering other than the Company's initial public offering, the number of Registrable Securities included in such offering shall not be reduced to less than 20% of the shares to be offered in such offering.

                           If any Holder disapproves of the terms of any such
underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If by the withdrawal of such Registrable Securities a greater number of

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Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation then imposed by the underwriters), then the Company shall offer to all Holders, if any, whose shares have been excluded from the registration by the terms of this paragraph, the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section up to the limitation then imposed by the Underwriters.

                  (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.5 prior to the effectiveness of such registration whether or not any Holder elected to include securities in such registration.

         2.6 REGISTRATION ON FORM S-3.

                  (a) If a Holder or Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than four registrations pursuant to this
Section 2.6. The substantive provisions of Section 2.4(b) shall be applicable to each registration initiated under this Section 2.6. The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 2.6 and shall provide a reasonable opportunity for other Holders to participate in the registration.

                  (b) Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement pursuant to this Section 2.6:

                           (i) in any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (ii) if the Company, within ten (10) days of the
receipt of the request of the initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction or an offering solely to employees);

                           (iii) starting with a date sixty (60) days prior to,
and ending on a date four months immediately following, the effective date of any registration statement pertaining to the securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

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                           (iv) if the shares held by such Holder can be sold
pursuant to Rule 144 within a three month period of the date of the request for a registration under this Section 2.6 and the applicable Holder holds less than two (2%) percent of the outstanding voting stock of the Company; or

                           (v) if the Company shall furnish to such Holders a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed one hundred twenty (120) days from the receipt of the request to file such registration by such Holder.

         2.7 EXPENSES OF REGISTRATION.

                  All Registration Expenses incurred in connection with all registrations pursuant to Sections 2.4, 2.5 and 2.6 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered and sold.

         2.8 REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 2, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof, including any stop order or other proceeding initiated with respect to such offering. At its expense the Company will:

                  (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least two (2) years or until the distribution described in the Registration Statement has been completed, whichever first occurs; and

                  (b) Furnish to the Holders participating in such registration such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders may reasonably request.

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         2.9 INDEMNIFICATION.

                  (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 2, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any state securities law or any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by any Holder, controlling person or underwriter and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act and such failure to furnish such Final Prospectus was the cause of such loss, liability, claim or damage.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement shall not inure to the benefit of any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act and such failure to furnish such Final Prospectus was the cause of such loss, liability, claim or damage. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the net proceeds received for the shares sold by such Holder.

                  (c) Each party entitled to indemnification under this Section
2.9 (the "Indemnified Party") shall give written notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnifying Party shall have the option to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No claim may be settled without the consent of the Indemnifying Party (which consent shall not be unreasonably withheld). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         2.10 INFORMATION BY HOLDER. Each Holder holding Registrable Securities included in any registration shall furnish to the Company such information regarding such Registrable Securities held by them and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.

         2.11 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the Initial Offering, as defined below;

                  (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements); and

                  (c) So long as a Purchaser owns any Restricted Securities, to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as a Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing a Purchaser to sell any such securities without registration.

         2.12 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Holders under Sections 2.4, 2.5 and 2.6 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Purchaser provided that: (i) such transfer shall otherwise be effected in accordance with applicable securities laws, (ii) such assignee or transferee acquires at least 100,000 shares (adjusted for stock splits, reverse splits, reorganizations and the like) of Registrable Securities, (iii) written notice is promptly given to the Company,
(iv) such transferee agrees to be bound by the provisions of this Section 2 and
(v) such Holder obtains the prior written consent of the Company, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner or affiliate of a Holder or to such Holder's spouse, siblings, spouse of such siblings, ancestors and descendants and any trust established solely for such Holder's benefit or for the benefit of such Holder's spouse, siblings, ancestors and/or descendants, without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

         2.13 LOCKUP AGREEMENT. Each holder of Registrable Securities and each transferee pursuant to Section 2 hereof agrees, in connection with any registration of the Company's securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriter, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify; provided that these obligations shall apply only to the Initial Offering and not to any subsequent registration of the Company's securities; and provided further that this Section
2.13 shall apply only if all officers and directors of the Company who hold shares of stock or options to purchase common stock have signed agreements with the underwriters containing similar restrictions. The holders of Registrable Securities agree that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 2.13.

         2.14 TERMINATION. The registration rights granted pursuant to this
Section 2 shall terminate on the fifth anniversary of the closing of the Initial Offering.

SECTION 3. COVENANTS OF THE COMPANY.

         3.1 BASIC FINANCIAL INFORMATION AND REPORTING.

                  (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

                  (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, to the extent requested by an Investor the Company will furnish each Investor a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

                  (c) The Company will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five
(45) days thereafter, to the extent requested by such Investor a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

         3.2 CONFIDENTIALITY OF RECORDS. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

         3.3 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

         3.4 APPOINTMENT OF AUDIT COMMITTEE MEMBER. The Company will take all actions within its control to cause the appointment of the representative of the Series K Preferred on the Company's Board of Directors as a member of the Audit Committee of the Company's Board of Directors.

         3.5 TERMINATION OF COVENANTS. All covenants of the Company contained in
Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering, which results in the Preferred Stock being converted into Common Stock or (ii) upon (a) the sale, lease or other disposition of all or substantially all of the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, PROVIDED that this
Section 3.5 shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company (a "Change in Control").

SECTION 4. RIGHTS OF FIRST REFUSAL.

         The Company hereby grants to each Investor the right of first refusal to purchase, pro rata, a portion of "New Securities" (as defined in this Section
4) that the Company may, from time to time, propose to sell and issue. Each Investor's pro rata share, for purposes of this right of first refusal, is the ratio (as of the record date set for determining which of the Company's shareholders are entitled to such right of first refusal) of (X) the number of shares of Common Stock owned or issuable (calculated after giving effect to any anti-dilution adjustment as a result of such issuance) upon the conversion of the Preferred Stock owned by such Investor to (Y) the total number of shares of Common Stock outstanding or issuable (calculated after giving effect to any anti-dilution adjustment as a result of such issuance) upon the conversion of all outstanding Preferred Stock. This right of first refusal shall be subject to the following provisions:

                  (a) "NEW SECURITIES" shall mean any Common Stock and Preferred Stock of the Company whether or not authorized on the date hereof, and rights, options, or warrants to purchase such Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible into said Common Stock or Preferred Stock; provided, however, that "New Securities" does not include the following:

                           (i) all shares of Common Stock, or options to
purchase shares of Common Stock, issued or granted to officers, directors, employees and consultants of the

Company pursuant to stock and option plans or arrangements approved by the Board of Directors;

                           (ii) shares of Common Stock issuable upon conversion
of any of the Company's Preferred Stock;

                           (iii) securities of the Company offered to the public
pursuant to a registration statement filed under the Securities Act;

                           (iv) securities of the Company issued pursuant to the
acquisition of another corporation by the Company by merger, purchase of substantially all of the assets, or other reorganization whereby the Company owns not less than fifty-one percent (51%) of the voting power of such other corporation;

                           (v) shares of Common Stock or Preferred Stock issued
in connection with any stock split, stock dividend, or recapitalization by the Company; or

                           (vi) shares of Common Stock or Preferred Stock (or
options or warrants therefore) issued in connection with bona fide equipment, accounts receivable, or other similar debt financing undertaken with a leasing company, bank, or other financial institution regularly engaged in the business of lending money.

                  (b) In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Investor written notice of its intention, describing the number and type of New Securities, the price, the general terms upon which the Company proposes to issue the same, and Investor's pro rata share of the New Securities. Each Investor shall have ten (10) business days from the date such notice is given to agree to purchase up to its pro rata share of such New Securities at the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                  (c) The Company shall have ninety (90) days after giving the notice referred to above to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within thirty (30) days from the date of such agreement) with the New Securities respecting which the Investor's rights were not exercised at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within such ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within thirty (30) days from the date of such agreement), the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Purchasers in the manner provided above.

                  (d) The right of first refusal granted under this Agreement shall expire upon the date of the Initial Offering.

                  (e) This right of first refusal can be assigned, but only in connection with an assignment of the Shares, and not to a party who is, or who has an interest in, a competitor or potential competitor of the Company, as determined by the Company's Board of Directors.

                  (f) This right of first refusal shall not apply to Investors who no longer own any Shares or Common Stock issuable upon conversion thereof as of the date of the notice referred to above.

SECTION 5. MISCELLANEOUS.

         5.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         5.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; PROVIDED, HOWEVER, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

         5.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Sections 8 and 9 of each of the Prior Agreements which relate to participation, registration and information rights shall terminate and be superceded by this Agreement

         5.5 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. 5.6 AMENDMENT AND WAIVER.

                  (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least a majority of the Registrable Securities; PROVIDED, HOWEVER, that this Agreement may not be amended or modified to adversely affect the Series K Preferred differently than any other series of Preferred Stock without the approval of at least a majority of the shares of Series K Preferred.

                  (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least a majority of the Registrable Securities; PROVIDED, HOWEVER, that the obligations under this Agreement may not be waived to adversely affect the Series K Preferred differently than any other series of Preferred Stock without the approval of at least a majority of the shares Series K Preferred.

                  (c) For the purposes of determining the number of Holder or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

         5.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

         5.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

         5.9 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         5.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         5.11 ADDITIONAL INVESTORS.

                  (a) Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Preferred Stock may become a party to this

Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "Investor" hereunder.

                  (b) Notwithstanding anything to the contrary contained herein, if the Company shall issue Equity Securities in accordance with Section 4(iv) or
(vi) of this Agreement, any purchaser of such Equity Securities may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "Investor" hereunder.

         5.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:  /s/ Earl E. Fry                       By:
     ------------------------------           ---------------------------------
     Earl E. Fry                                 John D. Stobo, Jr.
     Vice President and                          Managing Member
     Chief Financial Officer


                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              --------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------
PRIOR HOLDERS:

SHAREHOLDER:
            -----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By: /s/ John D. Stobo, Jr.
   --------------------------------          ----------------------------------
         Earl E. Fry                                John D. Stobo, Jr.
         Vice President and                         Managing Member
         Chief Financial Officer


                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                ------------------------------
                                           Title:
                                                 -----------------------------

PRIOR HOLDERS:

SHAREHOLDER:
            -----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: SHELDON ASHER TRUST

By: /s/ Sheldon D. Asher
   --------------------------------

Print Name: Sheldon D. Asher
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------

                                           Name:
                                                -------------------------------

                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: HB ATKINSON CHARITABLE
 TRUST

By: /s/ John C. Atkinson
   --------------------------------

Print Name: John C. Atkinson
           ------------------------

Title: Trustee
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: DELPHI VENTURES II, L.P.
         BY: DELPHI MANAGEMENT PARTNERS II, L.P.
         GENERAL PARTNER

By: /s/ Donald J. Lothrop
   --------------------------------
Print Name: Donald J. Lothrop
           ------------------------
Title:  General Partner
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: DELPHI BIOINVESTMENTS II, L.P.
         BY: DELPHI MANAGEMENT PARTNERS II, L.P.
         GENERAL PARTNER

By: /s/ Donald J. Lothrop
   --------------------------------
Print Name: Donald J. Lothrop
           ------------------------
Title:  General Partner
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: CHRISTOPHER J. DUNN

By: /s/ Christopher J. Dunn
   --------------------------------
Print Name: Christopher J. Dunn, MD
           ------------------------
Title: MD
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: JAMES C. GAITHER

By: /s/ James C. Gaither
   --------------------------------
Print Name: James C. Gaither
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: THE INDIVIDUALS VENTURE FUND (1994) LP

By: /s/ Roger Barry
   --------------------------------
Print Name: Roger Barry
           ------------------------
Title: Managing Member
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: DELBERT A. LIPPS

By: /s/ Delbert A. Lipps
   --------------------------------
Print Name: Delbert A. Lipps
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: RANDALL A. LIPPS

CUSTODIAN UNDER CUTMA FOR DAVID A. LIPPS

By: /s/ Randall A. Lipps
   --------------------------------
Print Name: Randall A. Lipps
           ------------------------
Title: Custodian/Trustee
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: RANDALL A. LIPPS

CUSTODIAN UNDER CUTMA FOR ELIZABETH A. LIPPS

By: /s/ Randall A. Lipps
   --------------------------------
Print Name: Randall A. Lipps
           ------------------------
Title: Custodian/Trustee
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: RANDALL A. LIPPS

CUSTODIAN UNDER CUTMA FOR JOSHUA A. LIPPS

By: /s/ Randall A. Lipps
   --------------------------------
Print Name: Randall A. Lipps
           ------------------------
Title: Custodian/Trustee
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: RANDALL A. LIPPS

CUSTODIAN UNDER CUTMA FOR MARY MARGARET A. LIPPS

By: /s/ Randall A. Lipps
   --------------------------------
Print Name: Randall A. Lipps
           ------------------------
Title: Custodian/Trustee
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: RANDALL A. LIPPS

CUSTODIAN UNDER CUTMA FOR NATHAN A. LIPPS

By: /s/ Randall A. Lipps
   --------------------------------
Print Name: Randall A. Lipps
           ------------------------
Title: Custodian/Trustee
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: RANDALL A. LIPPS

CUSTODIAN UNDER CUTMA FOR SARAH A. LIPPS

By: /s/ Randall A. Lipps
   --------------------------------
Print Name: Randall A. Lipps
           ------------------------
Title: Custodian/Trustee
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: RANDALL A. LIPPS

CUSTODIAN UNDER CUTMA FOR ZACHARY A. LIPPS

By: /s/ Randall A. Lipps
   --------------------------------
Print Name: Randall A. Lipps
           ------------------------
Title: Custodian/Trustee
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: BENJAMIN LIPPS IRREVOCABLE TRUST

By: /s/ Randall A. Lipps
   --------------------------------
Print Name: Randall A. Lipps
           ------------------------
Title:         Trustee
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: MEDICUS VENTURE PARTNERS 1993, A CALIFORNIA LIMITED PARTNERSHIP

By: MEDICUS MANAGEMENT PARTNERS,
       GENERAL PARTNER

By: /s/ Frederick J. Dotzler
   --------------------------------
Print Name: Frederick J. Dotzler
           ------------------------
Title: General Partner
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: MEDICUS VENTURE PARTNERS 1994, A CALIFORNIA LIMITED PARTNERSHIP

BY: MEDICUS MANAGEMENT PARTNERS,
       GENERAL PARTNER

By: /s/ Frederick J. Dotzler
   --------------------------------
Print Name: Frederick J. Dotzler
           ------------------------
Title: General Partner
      -----------------------------

                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: MEDICUS VENTURE PARTNERS 1995, A CALIFORNIA LIMITED PARTNERSHIP

BY: MEDICUS MANAGEMENT PARTNERS,
       GENERAL PARTNER

By: /s/ Frederick J. Dotzler
   --------------------------------
Print Name: Frederick J. Dotzler
           ------------------------
Title: General Partner
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: NASSAU CAPITAL PARTNERS L.P.

BY: NASSAU CAPITAL LLC, ITS GENERAL PARTNER

By: /s/ Randall A. Hack
   --------------------------------
Print Name: Randall A. Hack
           ------------------------
Title: Member
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: NAS PARTNERS I, LLC


By: /s/ Randall A. Hack
   --------------------------------
Print Name: Randall A. Hack
           ------------------------
Title: Member
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: OAK VI AFFILIATES FUND


By: /s/ Edward F. Glassmeyer
   --------------------------------
Print Name: Edward F. Glassmeyer
           ------------------------
Title:
      -----------------------------
Managing Member of Oak VI Affiliates, LLC.
The General Partner of
Oak VI Affiliates Fund,
Limited Partnership


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: OAK INVESTMENT PARTNERS, VI, LIMITED PARTNERSHIP


By: /s/ Edward F. Glassmeyer
   --------------------------------
Print Name: Edward F. Glassmeyer
           ------------------------
Title:
      -----------------------------

Managing Member of Oak Associates VI, LLC.
The General Partner of
Oak Investment Partners VI,
Limited Partnership


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: PANTHEON INTERNATIONAL PARTICIPATIONS


By: /s/ R.M. Swire
   --------------------------------
Print Name: R.M. Swire
           ------------------------
Title:            Director
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: SEQUOIA CAPITAL VI
             SEQUOIA TECHNOLOGY PARTNERS VI
             SEQUOIA 1995


By: /s/ Thomas F. Stephenson
   --------------------------------
Print Name: Thomas F. Stephenson
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: TIMOTHY J. AND OVEL G. SHEEHAN


By: /s/ Timothy J. Sheehan
   --------------------------------
Print Name: Timothy J. Sheehan
           ------------------------
Title:            Trustee
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: DENNIS J. SHEEHAN


By: /s/ Dennis J. Sheehan
   --------------------------------
Print Name: Dennis J. Sheehan
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: ERIC F. SHEEHAN


By: /s/ Dennis J. Sheehan
   --------------------------------
Print Name: Dennis J. Sheehan
           ------------------------
Title:            Custodian
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: BENJAMIN SHEEHAN


By: /s/ Dennis J. Sheehan
   --------------------------------
Print Name: Dennis J. Sheehan
           ------------------------
Title:            Custodian
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: SHARON A. SHEEHAN


By: /s/ Sharon A. Sheehan
   --------------------------------
Print Name: Sharon A. Sheehan
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP


By: /s/ William H. Younger, Jr.
   --------------------------------
Print Name: William H. Younger, Jr.
           ------------------------
Title: Managing Director of the General Partner
      -----------------------------------------

                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: TOW PARTNERS, L.P.


By: /s/ Paul M. Wythes
   --------------------------------
Print Name: Paul M. Wythes
           ------------------------
Title:   General Partner
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: WILLIAM H. YOUNGER, JR.


By: /s/ William H. Younger, Jr.
   --------------------------------
Print Name: William H. Younger, Jr.
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L.P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER

By:                                        By:
   --------------------------------           ---------------------------------
                                                    John D. Stobo, Jr.
                                                    Managing Member



                                           PURCHASER:
                                                     --------------------------
                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

PRIOR HOLDERS:

SHAREHOLDER: THE YOUNGER LIVING TRUST


By: /s/ William H. Younger, Jr.
   --------------------------------
Print Name: William H. Younger, Jr.
           ------------------------
Title:   Trustee
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
          Earl E. Fry                                John D. Stobo, Jr.
          Vice President and Chief                    Managing Member
          Financial Officer


                                           SUTTER HILL VENTURES,
                                           A CALIFORNIA LIMITED PARTNERSHIP



                                           By: /s/ William H. Younger, Jr.
                                              ---------------------------------
                                           Name: William H. Younger, Jr.
                                                 Managing Director of the
                                                 General Partner


PRIOR HOLDERS:

SHAREHOLDER:
            -----------------------
By:
   ---------------------------------
Print Name:
           -------------------------
Title:
      ------------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
           Earl E. Fry                                John D. Stobo, Jr.
           Vice President and Chief                     Managing Member
           Financial Officer


                                           SUTTER HILL ENTREPRENEURS FUND (AI),
                                           L.P.

                                           By: /s/ William H. Younger, Jr.

                                           Name: William H. Younger, Jr.
                                                 Managing Director of the
                                                 General Partner




PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
           Earl E. Fry                                John D. Stobo, Jr.
           Vice President and Chief                    Managing Member
           Financial Officer


                                           SUTTER HILL ENTREPRENEURS FUND (QP),
                                           L.P.

                                           By: /s/ William H. Younger, Jr.

                                           Name: William H. Younger, Jr.
                                                 Managing Director of the
                                                 General Partner


PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
           Earl E. Fry                                John D. Stobo, Jr.
           Vice President and Chief                    Managing Member
           Financial Officer


                                           THE ANDERSON LIVING TRUST, U/A/D
                                           1/22/98

                                           By: /s/ David L. Anderson
                                                   David L. Anderson, Trustee


PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           ANVEST, L.P.

                                           By: /s/ David L. Anderson
                                                   David  L.  Anderson,
                                                   General Partner
PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           G. LEONARD BAKER, JR.

                                           By: /s/ G. Leonard Baker Jr.


PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           SAUNDERS HOLDINGS, L.P.

                                           By: /s/ G. Leonard Baker, Jr.
                                                   G. Leonard Baker, Jr.,
                                                   General Partner

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           THE YOUNGER LIVING TRUST, U/A/D
                                           1/20/95

                                           By: /s/ William H. Younger, Jr.
                                                   William H. Younger, Jr.,
                                                   Trustee

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           TENCH COXE, TRUSTEE,
                                           THE TAMERLANE CHARITABLE REMAINDER
                                           UNITRUST

                                           By: /s/ Tenche Coxe
                                                   Tenche Coxe, Trustee

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           PAUL M. & MARSHA R. WYTHES, TRUSTEES
                                           THE WYTHES LIVING TRUST (7/21/87)

                                           By: /s/ Sherryl W. Hossack
                                           Sherryl W. Hossack under Power of
                                           Attorney
PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           TOW PARTNERS,
                                           A CALIFORNIA LIMITED PARTNERSHIP

                                           By: /s/ Sherryl W. Hossack
                                           Sherryl W. Hossack under Power of
                                           Attorney

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           WYTHES 1999 GRANDCHILDREN'S TRUST
                                           JENNIFER W. VETTEL, PAUL M. WYTHES,
                                           LINDA W. KNOLL, TRUSTEES

                                           By: /s/ Sherryl W. Hossack
                                           Sherryl W. Hossack under Power of
                                           Attorney

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           GREGORY P. SANDS

                                           By: /s/ Gregory P. Sands


PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           LAWRENCE EBRINGER

                                           By: /s/ Lawrence Ebringer


PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           JAMES C. GAITHER

                                           By: /s/ Sherryl W. Hossack
                                           Sherryl W. Hossack under Power of
                                           Attorney

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           RONALD L. PERKINS

                                           By: /s/ Sherryl W. Hossack
                                           Sherryl W. Hossack under Power of
                                           Attorney

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           WELLS FARGO BANK, TRUSTEE
                                           SHV M/P/T FBO SHERRYL W. HOSSACK

                                           By: /s/ Vicki M. Bandel
                                                    Vicki M. Bandel
                                                    Asst. V.P. and Trust Officer

                                           By: /s/ S. Matson
                                                    S. Matson
                                                    Asst. V.P. and Trust Officer
PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           WELLS FARGO BANK, TRUSTEE
                                           SHV M/P/T FBO MICHELE Y. PHUA

                                           By: /s/ Vicki M. Bandel
                                                    Vicki M. Bandel
                                                    Asst. V.P. and Trust Officer

                                           By: /s/ S. Matson
                                                    S. Matson
                                                    Asst. V.P. and Trust Officer

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           GENSTAR INVESTMENT CORPORATION

                                           By: /s/ Richard D. Paterson

                                           Name: Richard D. Paterson

                                           Title: Executive Vice President

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           NAS PARTNERS I

                                           By: /s/ Randall A. Hack

                                           Name: Randall A. Hack

                                           Title: Member

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           NASSAU CAPITAL PARTNERS

                                           By: /s/ Randall A. Hack

                                           Name: Randall A. Hack

                                           Title: Member

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           FRED A. DOTZLER

                                           By: /s/ Fred Dotzler
                                                  Fred Dotzler
                                                  as an individual

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           COMMERCE ONCE, INC.

                                           By: /s/ Robert M. Tarkoff

                                           Name: Robert M. Tarkoff

                                           Title: Senior VP & General Counsel

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                   PURCHASERS:

OMNICELL.COM                               ABS CAPITAL PARTNERS III, L. P.
                                           BY:  ABS PARTNERS III, LLC
                                           ITS:  GENERAL PARTNER


Signature:                                 By:
          -------------------------           ---------------------------------
            Earl E. Fry                                John D. Stobo, Jr.
            Vice President and Chief                     Managing Member
            Financial Officer


                                           FFT PARTNERS II, L.P.

                                           By: FFT GP II, LLC

                                           Its: General Partner

                                           By: /s/ Carlos A. Ferrer
                                                  Carlos A. Ferrer
                                                  Member

PRIOR HOLDERS:

SHAREHOLDER:
            ----------------------
By:
   --------------------------------
Print Name:
           ------------------------
Title:
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS: GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________

PRIOR HOLDERS:

SHAREHOLDER: PANTHEON INTERNATIONAL PARTICIPATIONS

By: /s/ R.M. Swire
   --------------------------------

Print Name: R.M. Swire
           ------------------------

Title:            Director
      -----------------------------

                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________

PRIOR HOLDERS:

SHAREHOLDER: SEQUOIA CAPITAL VI
             SEQUOIA TECHNOLOGY PARTNERS VI
             SEQUOIA 1995

By: /s/ Thomas F. Stephenson
   --------------------------------

Print Name: Thomas F. Stephenson
           ------------------------

Title:_____________________________


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


PRIOR HOLDERS:

SHAREHOLDER: TIMOTHY J. AND OVEL G. SHEEHAN

By: /s/ Timothy J. Sheehan
   --------------------------------

Print Name: Timothy J. Sheehan
           ------------------------

Title:            Trustee
      -----------------------------

                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


PRIOR HOLDERS:

SHAREHOLDER: Dennis J. Sheehan

By: /s/ Dennis J. Sheehan
-----------------------------------

Print Name: Dennis J. Sheehan
-----------------------------------

Title:_____________________________


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


PRIOR HOLDERS:

SHAREHOLDER: MATTHEW J. SHEEHAN

By: /s/ Dennis J. Sheehan
   --------------------------------

Print Name: Dennis J. Sheehan
           ------------------------

Title:            Custodian
      -----------------------------

                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


PRIOR HOLDERS:

SHAREHOLDER: DENNIS AND SHARON SHEEHAN

By: /s/ Dennis J. Sheehan
   --------------------------------

Print Name: Dennis J. Sheehan
           ------------------------

Title:_____________________________


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


PRIOR HOLDERS:

SHAREHOLDER: ERIC F. SHEEHAN

By: /s/ Dennis J. Sheehan
   --------------------------------

Print Name: Dennis J. Sheehan
           ------------------------

Title:            Custodian
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


PRIOR HOLDERS:

SHAREHOLDER: BENJAMIN SHEEHAN

By: /s/ Dennis J. Sheehan
   --------------------------------

Print Name: Dennis J. Sheehan
           ------------------------

Title:            Custodian
      -----------------------------


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


PRIOR HOLDERS:

SHAREHOLDER: SHARON A. SHEEHAN

By: /s/ Sharon A. Sheehan
   --------------------------------

Print Name: Sharon A. Sheehan
           ------------------------

Title:_____________________________


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


PRIOR HOLDERS:

SHAREHOLDER: SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP

By: /s/ William H. Younger, Jr.
   --------------------------------

Print Name: William H. Younger, Jr.
           ------------------------

Title:   Managing Director Of The General Partner
      -------------------------------------------

                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


PRIOR HOLDERS:

SHAREHOLDER: TOW PARTNERS, L.P.

By: /s/ Paul M. Wythes
   --------------------------------

Print Name: Paul M. Wythes
           ------------------------

Title:   General Partner
      -----------------------------

                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


PRIOR HOLDERS:

SHAREHOLDER: William H. Younger, Jr.

By: /s/ William H. Younger, Jr.
   --------------------------------

Print Name: William H. Younger, Jr.
           ------------------------

Title:_____________________________


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

By:________________________________    By:________________________________
                                                John D. Stobo, Jr.
                                                Managing Member

                                       PURCHASER:_________________________

                                       By:________________________________

                                       Name:______________________________

                                       Title:_____________________________


PRIOR HOLDERS:

SHAREHOLDER: THE YOUNGER LIVING TRUST

By: /s/ William H. Younger, Jr.
   --------------------------------

Print Name: William H. Younger, Jr.
           ------------------------

Title:   Trustee
      -----------------------------

                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

Signature:_________________________    By:________________________________
           Earl E. Fry                           John D. Stobo, Jr.
           Vice President and                    Managing Member
           Chief Financial Officer


                                       SUTTER HILL VENTURES,
                                       A CALIFORNIA LIMITED PARTNERSHIP

                                       By: /s/ William H. Younger, Jr.

                                       Name: William H. Younger, Jr.
                                             Managing Director of
                                             the General Partner

PRIOR HOLDERS:

SHAREHOLDER:_______________________

By:________________________________

Print Name:________________________

Title:_____________________________


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

Signature:_________________________    By:________________________________
           Earl E. Fry                           John D. Stobo, Jr.
           Vice President and                    Managing Member
           Chief Financial Officer


                                       SUTTER HILL ENTREPRENEURS FUND (AI), L.P.

                                       By: /s/ William H. Younger, Jr.

                                       Name: William H. Younger, Jr.
                                             Managing Director of
                                             the General Partner

PRIOR HOLDERS:

SHAREHOLDER:_______________________

By:________________________________

Print Name:________________________

Title:_____________________________


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                               PURCHASERS:

OMNICELL.COM                           ABS CAPITAL PARTNERS III, L.P.
                                       BY:  ABS PARTNERS III, LLC
                                       ITS:  GENERAL PARTNER

Signature:_________________________    By:________________________________
           Earl E. Fry                           John D. Stobo, Jr.
           Vice President and                    Managing Member
           Chief Financial Officer


                                       SUTTER HILL ENTREPRENEURS FUND (QP), L.P.

                                       By: /s/ William H. Younger, Jr.

                                       Name: William H. Younger, Jr.
                                             Managing Director of
                                             the General Partner


PRIOR HOLDERS:

SHAREHOLDER:_______________________

By:________________________________

Print Name:________________________

Title:_____________________________


                    INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE